TRAVELERS SERIES FUND INC.

On behalf of

Salomon Brothers Strategic Total Return Bond Portfolio

Supplement dated April 1, 2005

To the Prospectus dated February 28, 2005

The table appearing on page 9 of the Prospectus under the section entitled “Management — The Portfolio Manager” is deleted and replaced with the following:

Fund	Portfolio Manager	Business Experience
Salomon Brothers Strategic Total Return Bond Portfolio	Peter Wilby (since 2000) Salomon Brothers Asset Management Inc (SBAM) 399 Park Avenue New York, NY 10022	Managing Director of SBAM and Senior Portfolio Manager for other SBAM fixed income portfolios

	Roger Lavan (since 2005) 399 Park Avenue New York, New York 10022	Managing Director of SBAM and portfolio manager of other funds advised by SBAM

	David Scott (since 2005) 399 Park Avenue New York, New York 10022	Managing Director of SBAM and portfolio manager of other funds advised by SBAM

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